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                                                                  EXHIBIT 10.39


                               SECURITY AGREEMENT

         This Security Agreement ("Security Agreement") is entered into this 2nd day of December, 1998 between Apexx Technology, Inc. ("Pledgor") , whose principal place of business is located at 506 S. 11th Street, Boise, Idaho 83702, and eSoft, Inc. (the "Secured Party"), whose principal place of business is located at 5335-C Sterling Drive, Boulder, Colorado 80301.

         1. Pledgor hereby grants to the Secured Party a security interest in all of Borrower's right, title and interest in and to any of its tangible or intangible property and assets, whether real, personal or mixed, whether now owned or existing or hereafter acquired or arising, wherever located, including, without limitation, all accounts, chattel paper, documents, contracts, licenses, equipment, fixtures, general intangibles, goods, instruments, intellectual property rights, inventory and money, together with all after-acquired property, replacements and substitutions thereof and all proceeds from any sale thereof (collectively, the "Collateral"). The intellectual property that is included within the Collateral shall include, without limitation, the following (collectively, the "Intellectual Property"):

            a. All inventions, discoveries, patents, patent disclosures, copyrights, mask works, know-how, developments, research data, designs, technology, trade secrets (technical and non-technical), test procedures, processes, data and documentation (including any electronic media in which such materials may be embodied), confidential information, intellectual and similar intangible property rights whether or not patentable (or otherwise subject to legally enforceable restrictions or protections against unauthorized third party usage), and any and all applications for, and extensions, divisions and reissuances of, any of the foregoing, and rights therein; the foregoing expressly including all rights of any kind and nature, including the copyright, in and to any Software or Documentation. As used herein: (a) "Software" means all computer programs, in machinereadable object code and any and all corresponding source code, and includes, without limitation: any and all printed listings, file formats, interface or operating system designs, application programs, structure, architecture, libraries, tools, functions, subroutines, and all components, portions or modules thereof, and (b) "Documentation" means all user manuals, handbooks, on-line materials, development tools, specifications, and any other written or machine readable materials relating in any way to the Software, and includes, without limitation: any and all Software specifications; programmer's or developer's notes, and engineering or system design notes; instructions for compiling or decompiling; and all pseudo-code, algorithms, diagrams or flow charts whether or not directly incorporated in the Software. The Software and Documentation shall include, without limitation, the Software and Documentation set forth in Schedule 1 to this Security Agreement.

            b. All trademarks, service marks, trade names or other names, symbols, devices, trade dress, or other designations or combinations of such designations that are distinctive of Pledgor's goods or services and that are used in a manner


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               that identifies those goods or services and distinguishes them from the goods or services of others as may be owned or used by Pledgor, including without limitation those trademarks and service marks owned by Pledgor as set forth in registrations or pending applications in the United States Patent and Trademark Office, any state of the United States, or any foreign country (collectively, the "Marks"); the goodwill of the business in which each of the Marks is used, or that part of the goodwill of the business connected with the use of and symbolized by each of such Marks (the "Goodwill"); and, in the case of the Marks for which an application for registration may have been filed in the United States as an "Intent to Use" application, if any, under
               Section 1(b) of the Lanham Act and in respect of which a verified statement of use has not yet been filed, that portion of Pledgor's ongoing and existing business to which each such Mark pertains (the "Business"). The Marks shall include, without limitation, the Marks set forth in Schedule 2 to this Security Agreement.

            c. All shop rights, licenses, and beneficial interests as Pledgor may have in and to any third party proprietary intangible property, including any goodwill pertaining thereto (the "Beneficial Interests").

            d. All rights to renew, use or register any of the Intellectual
               Property in any country; and to collect royalties or other proceeds in respect of any of the Intellectual Property; and all of Pledgor's claims for damages by reason of past infringement of any of the Intellectual Property, with the right to sue for and collect the same for its own use and benefit and to enforce and collect any damages or enforce any remedies in respect of any of the Intellectual Property whether now existing or hereafter accruing (collectively, the "Related Rights").

         2. This Security Agreement is executed by Pledgor to secure performance of Pledgor's obligations under that certain Secured Promissory Note dated December 2, 1998 in the principal amount of $500,000 (the "Note") executed by Pledgor and payable to the order of Secured Party. The obligation of Pledgor to make all payments under such Note, together with all costs of collection (if any) are collectively referred to in this Security Agreement as the "Obligations." The Obligations shall include all extensions, renewals, rearrangements, or modifications of the Note.

         3. Pledgor will pay to Secured Party, on demand, all expenses, including reasonable attorney's fees and other legal expenses, incurred or paid by Secured Party in exercising or protecting its interest, rights, and remedies under this Security Agreement.

         4. Pledgor hereby covenants and agrees with Secured Party as follows:

            a. As soon as practicable after request therefore, without further consideration, Pledgor shall execute and deliver, in proper form for relevant recording or filing, such additional collateral assignments, consents, memoranda for recording, and other instruments or documents, and sign such proper oaths or




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               affirmations, as Secured Party may reasonably deem necessary or desirable to vest or confirm in Secured Party its security interest in any of the Intellectual Property and to facilitate the effective recordation or establishment of Secured Party's security interest thereto or validity thereof; and, without limiting the foregoing obligation, Pledgor agrees that Pledgor will sign all lawful papers, will make all rightful oaths in execution thereof, and will generally do everything possible to aid Secured Party, its successors, assigns and nominees to obtain and enforce proper protection for its security interest in the Intellectual Property in all countries, this obligation to be binding upon Pledgor and upon Pledgor's successors, assigns and nominees; Pledgor hereby granting to Secured Party an irrevocable power of attorney on Pledgor's behalf to execute, acknowledge and deliver any and all such collateral assignments, consents, memoranda, instruments or documents.

            b. Pledgor hereby acknowledges and agrees that all references herein to "Pledgor" shall include any other person (natural person or any corporate or other juridical entity) which is an affiliate of Pledgor or which controls, is controlled by or under common control with Pledgor.

            c. Pledgor hereby represents and warrants that Pledgor has no knowledge of any claim or any basis for a claim that the manufacture, use, or sale of products or processes covered by any of the Intellectual Property, or any other action which might be taken with respect to any of the Intellectual Property violates any rights of any third person; and that Pledgor has no knowledge of any manufacture, use or sale, or of any other action by any third person which would conflict with or constitute an infringement of any of the Intellectual Property.

            d. At Secured Party's request, Pledgor agrees to enter into an escrow agreement (the "Escrow Agreement") with Secured Party and an escrow agent mutually agreed upon between Pledgor and Secured Party and that provides for the escrow of a current and complete master, reproducible copy of all the source code of the Software. Such source code in escrow shall be promptly updated, from time to time, to reflect all additions, revisions, modifications and enhancements thereto. Pledgor and Secured Party shall each pay 50% of all costs and expenses incurred for establishing and maintaining the escrow. As used herein "source code" shall mean the human-readable form of the Software together with all related Documentation, including all comments and any procedural code such as job control language and materials useful for design, modification or maintenance (e.g., logic designs, flow charts, and principles of operation). The Escrow Agreement shall provide that upon Pledgor's breach of any of its Obligations, Secured Party shall have the right to receive the source code from escrow, and to use the source code for all purposes whatsoever.






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         5. Secured Party will have the power to endorse any instrument described as a portion of the Collateral and Pledgor hereby grants to Secured Party a limited power of attorney, deemed coupled with an interest, for the purposes of endorsing in the name of Pledgor any such instrument or document constituting Collateral or which may be received in payment for or as proceeds of the Collateral.

         6. Pledgor will not sell or offer to sell or otherwise transfer or encumber the Collateral without the prior written consent of the Secured Party.

         7. Pledgor will keep the Collateral in good order and repair and will not waste or destroy the Collateral.

         8. At the request of the Secured Party, Pledgor will join with the Secured Party in executing one or more financing statements pursuant to the Uniform Commercial Code, as enacted in the States of Idaho, Minnesota and Massachusetts, in form satisfactory to the Secured Party. Pledgor authorizes Secured Party, without the necessary joinder by Pledgor, to file in all jurisdictions in which Collateral is or may be located one or more financing statements covering all or any portion of the Collateral.

         9. Pledgor represents, warrants, and agrees that: (a) Pledgor has full power and authority to execute and deliver this Security Agreement and to perform its obligations hereunder; (b) Pledgor has observed all corporate formalities necessary for the execution, delivery, and performance of this Security Agreement; (c) a duly authorized and empowered officer of Pledgor has executed this Security Agreement on behalf of Pledgor; (d) the Collateral is not subject to the interest of any third party except as set forth on Exhibit A hereto, and Pledgor will defend the Collateral and its proceeds against the claims and demands of all third parties; and (e) Pledgor agrees to execute and deliver to Secured Party such powers of attorney, pledge agreements, endorsements of securities or other instruments or other documents, and to endorse and deliver to Secured Party such Collateral as may be reasonably required by Secured Party in order to effectively grant to Secured Party the security interest in and to the Collateral and to enforce Secured Party's rights in the same.

         10. SECURED PARTY SHALL BE UNDER NO DUTY WHATSOEVER TO MAKE OR GIVE ANY PRESENTMENT, DEMAND FOR PERFORMANCE, NOTICE OF NONPERFORMANCE, PROTEST, NOTICE OF PROTEST, NOTICE OF DISHONOR, OR OTHER NOTICE OR DEMAND IN CONNECTION WITH ANY COLLATERAL, OR TO PRESERVE ANY RIGHTS AGAINST PRIOR PARTIES. Secured Party shall not be liable for failure to collect or realize upon any or all of the Collateral, or for any delay in so doing, nor shall Secured Party be under any duty to take any action whatsoever with regard thereto. Secured Party shall use reasonable care in the custody and preservation of any Collateral in its possession but need not take any steps to keep the Collateral identifiable. Secured Party shall have no duty to comply with any recording, filing, or other legal requirements necessary to establish or maintain the validity, priority or enforceability of, or Secured Party's rights in or to, any of the Collateral.

         11. Pledgor: (a) waives any right to require Secured Party to proceed against any person, exhaust any Collateral, or pursue any other remedy in Secured Party's power; (b) waives any and all notice of acceptance of this Security Agreement or of creation, modification, renewal, or extension





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of any of the indebtedness that is secured by the Collateral hereunder; and (c)
waives any defense arising by reason of any disability or other defense of Pledgor or any other person, or by reason of the cessation from any cause whatsoever of the liability of Pledgor or any other person.

         12. Pledgor authorizes Secured Party, without notice or demand and without any reservation of rights against Pledgor and without affecting its liability hereunder or on the Obligations, from time to time to: (a) compromise, settle, or release the obligation of Pledgor with respect to any or all of the Obligations or Collateral; and (b) take and hold security, other than the Collateral, for the payment of any or all of the Obligations, and exchange, enforce, waive, and release any or all of the Collateral or other security.

         13. Secured Party may, in its discretion, sell, assign and deliver all or any part of the Collateral at public or private sale, without notice or advertisement, and bid and become purchaser at any public sale. Secured Party may apply the proceeds of any disposition of Collateral available for satisfaction of the Obligations and expenses of sale in any order of preference which Secured Party in its sole discretion chooses. Pledgor shall remain liable for any deficiency. Upon any sale of any Collateral, Secured Party shall have the right to deliver to the purchaser thereof all or any portion of the Collateral, free and clear of any claim or right of Pledgor, or any person claiming by, through or under Pledgor. The Collateral may be sold separately or combined with the collateral of other debtors as Secured Party deems necessary or desirable. Secured Party shall not be obligated to make any sale pursuant to any notice of sale provided and Secured Party may, without notice or publication, adjourn any public or private sale or cause such sale to be adjourned from time to time by written or oral announcement given at the time and place fixed for such sale and may reconvene such sale, pursuant to such notice of adjournment, at any time or place designated by Secured Party in such announcement. Secured Party shall not be required to conduct any sale of any Collateral pursuant to this Security Agreement and is authorized to proceed with collection of the Obligations from Debtor by all legal means including, but not limited to, institution of a lawsuit in a court of competent jurisdiction for collection of the Obligations. Any sale of any Collateral that meets the requirements of the Washington Uniform Commercial Code will be deemed to satisfy the requirements of this Security Agreement.

         14. The rights, powers, and remedies of Secured Party hereunder shall be in addition to all rights, powers, and remedies given by statute or rule of law. Regardless of whether or not the Uniform Commercial Code is in effect in the jurisdiction where such rights, powers, and remedies are asserted, Secured Party shall have the rights, powers and remedies of a secured party under the Uniform Commercial Code of Colorado, as amended. No forbearance, failure, or delay by Secured Party in exercising any right, power, or remedy shall be deemed a waiver thereof or preclude any other or further exercise thereof. No single or partial exercise of any right, power, or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power, or remedy.

         15. Secured Party acknowledges that the Collateral is subject to a prior lien held by Idaho Independent Bank (the "Bank"), and that all of Secured Party's rights under this Security Agreement are subordinate to the Bank's prior liens on the Collateral. Secured Party agrees to execute and deliver such documents and agreements as the Bank may reasonably request to reflect the subordination of the liens created by this Agreement to the liens held by the Bank.






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         16. This Security Agreement shall be binding on and enforceable against Pledgor and its successors, assigns, and legal representatives and shall inure to the benefit of Secured Party and its successors, assigns, and legal representatives.

         17. This Security Agreement and the obligations of the Pledgor and the Secured Party hereunder shall be governed by and construed in accordance with the laws of the State of Colorado. For purposes of any proceeding involving this Security Agreement or any of the obligations of the Pledgor and the Secured Party, the Pledgor and the Secured Party hereby submit to the non-exclusive jurisdiction of the courts of the State of Colorado and of the United States having jurisdiction in the County of Boulder and State of Colorado, and agree not to raise and waives any objection to or defense based upon personal jurisdiction or the venue of any such court or based upon forum non conveniens. The Pledgor and the Secured Party agree not to bring any action or other proceedings with respect to this Security Agreement or with respect to any of its respective obligations hereunder in any other court unless such courts of the State of Colorado and of the United States determine that they do not have jurisdiction in the matter.

         18. This Security Agreement may not be amended (nor may any of its terms be waived) except in writing duly signed by Secured Party and by Pledgor. If any provision of this Security Agreement is rendered or declared illegal or unenforceable by reason of any existing or subsequently enacted legislation or by a decree of last resort, Pledgor and Secured Party shall promptly meet and negotiate substitute provisions for those rendered illegal or unenforceable, but all of the remaining provisions shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Security Agreement as of the 2nd day of December, 1998.

                                  PLEDGOR

                                  APEXX TECHNOLOGY, INC.



                                  By: /s/ Tom Loutzenheiser
                                     ------------------------------------------
                                  Name:  Tom Loutzenheiser
                                  Title: President and Chief Executive Officer


                                  SECURED PARTY

                                  eSOFT, INC.


                                  By: /s/ Jeffrey Finn
                                     ------------------------------------------
                                  Name:  Jeffrey Finn
                                  Title: President and Chief Executive Officer






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